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                                                                   EXHIBIT 10.15



                                      2000
                           CERTIFICATE OF REINSURANCE
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                                    FOR THE

                            AGREEMENT OF REINSURANCE

                                  BETWEEN THE

                 WORKERS' COMPENSATION REINSURANCE ASSOCIATION

                                      AND



                    AMERICAN COMPENSATION INSURANCE COMPANY














January 1, 2000-December 31, 2000                     Retention Limit: $310,000




This certifies that the entity named above is a Member of the Workers' Compensation Reinsurance Association (Association) as of the date indicated below, and that the Association reinsures the Member's liability for benefits pursuant to Minn. Stat. Ch. 176 in excess of the Member's retention limit for the period indicated above. This certificate shall not be valid for any portion of the indicated period during which the entity is not a Member of the Association.



                                           Workers' Compensation
                                           Reinsurance Association



                                           /s/ Jay Y. Benanav
                                           ------------------------
                                           Jay Y. Benanav
                                           President and Chief Executive Officer
                                           Dated January 10, 2000
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         WCRA, 445 Minnesota Street, Suite 600 St. Paul, MN 55101-2125 Phone:
(651) 293-0999 Fax: (651) 229-1848, E-mail: wcra@wcra-mn.com, Website:
www.wcra-mn.com